Unaudited Pro Forma Consolidated Balance Sheet and Consolidated Statements of Income

The following unaudited pro forma consolidated statements of income for the nine month period ended September 30, 2004 present operating results of Scottish Re Group Limited as if the acquisition of the individual in-force life reinsurance business of ING (Individual Life) had occurred on January 1, 2004. Pro forma adjustments are based on available information and certain assumptions that management of Scottish Re Group Limited believe are reasonable.
The unaudited pro forma consolidated financial information is not intended to be indicative of the consolidated results of operations that would have been reported if the acquisition had occurred at January 1, 2004 nor does it purport to be indicative of combined results of operations which may be reported in the future.



                                                                                      Nine months ended September 30, 2004
                                                                                                 (in millions)
                                                                       Scottish Re    Individual                       Pro-Forma
                                                                      Group Limited      Life       Adjustments        Combined
                                                                      ------------------------------------------------------------

Premiums earned, net                                                   $     435.3     $    874.5    $        -        $   1,309.8
Investment income, net                                                       160.4           79.5         (43.1) (1)         196.8
Other income                                                                   5.5           29.3             -               34.8
                                                                      -------------   ------------  ------------      -------------
                                                                             601.2          983.3         (43.1)           1,541.4

Claims and other benefits                                                    322.9          654.2         (32.0) (2)         945.1
Interest credited to interest sensitive contract liabilities                  77.3              -             -               77.3
Acquisition costs and other insurance expenses, net                          110.4          421.1        (234.7) (3)         296.8
Operating expenses                                                            37.0           42.2          13.5  (4)          92.7
Interest expense                                                               9.1              -           4.2  (5)          13.3
                                                                      -------------   ------------  ------------      ------------
                                                                             556.7        1,117.5        (249.0)           1,425.2
Income (loss) before income taxes and minority interest                       44.5         (134.2)        205.9              116.2
Income tax provision (benefit)                                                (6.2)         (47.0)         61.3  (6)           8.1
                                                                      -------------   ------------  ------------      ------------
Income (loss) before minority interest                                        50.7          (87.2)        144.6              108.1
Minority interest                                                              0.4              -             -                0.4
                                                                      -------------   ------------  ------------      ------------
Net income (loss)                                                      $      50.3     $    (87.2)   $    144.6        $     107.7
                                                                      =============   ============  ============      ============

Earnings per ordinary share - basic                                    $      1.41                                     $      2.52
Earnings per ordinary share - diluted                                  $      1.35                                     $      2.42

Weighted average number of ordinary shares outstanding
Basic                                                                   35,648,913                    7,159,614  (7)    42,808,527
Diluted                                                                 37,268,420                    7,159,614  (7)    44,428,034


(1). The adjustment to investment income represents a deduction for income from derivative financial instruments of $29.6 million included in the Individual Life business. We did not acquire and would not have invested in these derivative financial instruments. In addition we have deducted $13.5 million of investment income for changes in the asset base of the Individual Life business on its acquisition. We have not adjusted investment income to include income on the proceeds of $230 million of additional capital, in the form of equity and debt, we raised to meet the capital needs of the acquired business. We estimate that additional investment income on these proceeds would have amounted to $10 million had the transactions occurred at January 1, 2004.

(2). Policy and claims reserves were adjusted to balances valued in accordance with purchase accounting as of January 1, 2004.

(3). This adjustment represents the capitalization of deferred acquisition costs of new business had we written it as of January 1, 2004 adjusted by the elimination of the historical deferred acquisition cost amortization of Individual Life as the deferred acquisition costs have been eliminated under purchase accounting.


(4). Transition expenses and additional letter of credit fees of $13.5 million would be required under this transaction. We have not reduced operating expenses by $5 million in anticipated saving of expenses due to the elimination of duplicated costs, primarily personnel and information technology costs.

(5). This adjustment represents the interest expense we would have to pay holders of the $50 million trust preferred securities at 5.5% and interest expense on the $41.3 million of 7.00% Convertible Junior Subordinated Notes due 2034 (Notes) issued to certain affiliates of The Cypress Group, L.L.C. (Cypress Entities) had they been issued at January 1, 2004. These debt offerings provide capital for the acquired business.

(6). This adjustment increases the income tax provision to the anticipated amount based on the effective income tax rate of Scottish Re Group Limited.

(7) 3,953,183 ordinary shares and 3,206,431 warrants issued to the Cypress Entities to provide capital for the acquired business. It does not include 2,130,709 shares to be issued to the Cypress entities on conversion of the Notes which requires shareholder approval.

The following unaudited pro forma consolidated statements of income for the year ended December 31, 2003 present operating results of Scottish Re Group Limited as if the acquisition of Individual Life had occurred on January 1, 2003. Pro forma adjustments are based on available information and certain assumptions that management of Scottish Re Group Limited believes are reasonable.
The unaudited pro forma consolidated financial information is not intended to be indicative of the consolidated results of operations that would have been reported if the acquisition had occurred at January 1, 2003 nor does it purport to be indicative of combined results of operations which may be reported in the future.


                                                                                      Year ended December 31, 2003
                                                                                                (in millions)
                                                                       Scottish Re    Individual                        Pro-Forma
                                                                      Group Limited      Life       Adjustments         Combined
                                                                      ------------------------------------------------------------


Premiums earned, net                                                   $     392.0     $    911.5    $       -         $   1,303.5
Investment income, net                                                       148.0          104.6         (15.0) (1)         237.6
Other income                                                                  17.4          (11.0)            -                6.4
                                                                      -------------   ------------  -----------       ------------
                                                                             557.4        1,005.1         (15.0)           1,547.5

Claims and other benefits                                                    275.8          828.3        (145.5) (2)         958.6
Interest credited to interest sensitive contract liabilities                  89.2              -             -               89.2
Acquisition costs and other insurance expenses, net                          116.0          189.3          (2.0) (3)         303.3
Operating expenses                                                            31.0           44.8          12.2  (4)          88.0
Interest expense                                                               7.6              -           5.6  (5)          13.2
                                                                      -------------   ------------  -----------       ------------
                                                                             519.6        1,062.4        (129.7)           1,452.3
Income (loss) before income taxes and minority interest                       37.8          (57.3)        114.7               95.2
Income tax provision (benefit)                                               (11.1)         (20.0)         31.4  (6)           0.3
                                                                      -------------   ------------  -----------       ------------
Income (loss) before minority interest                                        48.9          (37.3)         83.3               94.9
Minority interest                                                              0.1              -          -                   0.1
                                                                      -------------   ------------  -----------       ------------
Income (loss) before cumulative effect of change in
  accounting principle                                                        48.8          (37.3)         83.3               94.8
Cumulative effect of change in accounting principle                          (19.5)             -             -              (19.5)
Loss from discontinued operations                                             (2.0)             -             -               (2.0)
                                                                      -------------   ------------  -----------       ------------
Net income (loss)                                                      $      27.3     $    (37.3)   $     83.3        $      73.3
                                                                      =============   ============  ===========       ============

Basic earnings per share
 Income from continuing operations before cumulative effect of
   change in accounting principle                                      $      1.59                                     $      2.51
 Cumulative effect of change in accounting principle                         (0.64)                                          (0.64)
 Discontinued operations                                                     (0.06)                                          (0.06)
                                                                      -------------                                   -------------
 Net income                                                            $      0.89                                     $      1.81
                                                                      =============                                   =============

Diluted earnings per share
 Income from continuing operations before cumulative effect of
   change in accounting principle                                      $      1.51                                     $      2.41
 Cumulative effect of change in accounting principle                         (0.60)                                          (0.60)
 Discontinued operations                                                     (0.06)                                          (0.06)
                                                                      -------------                                   -------------
 Net income                                                            $      0.85                                     $      1.75
                                                                      =============                                   =============

Weighted average number of ordinary shares outstanding
Basic                                                                   30,652,719                    7,159,614  (7)    37,812,333
Diluted                                                                 32,228,001                    7,159,614  (7)    39,387,615


(1). The adjustment to investment income represents an increase of $3 million for losses from derivative financial instruments included in the Individual Life business. We did not acquire and would not have invested in these derivative financial instruments. In addition we have deducted $18.0 million of investment income for changes in the asset base of the Individual Life business on its acquisition. We have not adjusted investment income to include income on the proceeds of $230 million of additional capital, in the form of equity and debt, we raised to meet the capital needs of the acquired business. We estimate that additional investment income on these proceeds would have amounted to $13 million had the transactions occurred at January 1, 2003.

(2). Policy and claims reserves were adjusted to balances valued in accordance with purchase accounting as of January 1, 2003.

(3). This adjustment represents the capitalization of deferred acquisition costs of new business had we written it as of January 1, 2003 adjusted by the elimination of the historical deferred acquisition cost amortization of Individual Life as the deferred acquisition costs have been eliminated under purchase accounting.

(4). Transition expenses and additional letter of credit fees of $12.2 million would be required under this transaction. We have not reduced operating expenses by $6 million in anticipated saving of expenses due to the elimination of duplicated costs, primarily personnel and information technology costs.

(5). This adjustment represents the interest expense we would have to pay holders of the $50 million trust preferred securities at 5.5% and interest expense on the $41.3 million of Notes issued to the Cypress Entities had they been issued at January 1, 2003. These debt offerings provide capital for the acquired business.

(6). This adjustment increases the income tax provision to the anticipated amount based on the effective income tax rate of Scottish Re Group Limited.

(7) 3,953,183 ordinary shares and 3,206,431 warrants issued to the Cypress Entities to provide capital for the acquired business. It does not include 2,130,709 shares to be issued to the Cypress entities on conversion of the Notes which requires shareholder approval.

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2004 presents the financial position of Scottish Re Group Limited as if the acquisition of Individual Life had occurred on September 30, 2004. Pro forma adjustments are based on available information and certain assumptions that management of Scottish Re Group Limited believes are reasonable. The unaudited pro forma consolidated financial information is not intended to be indicative of the consolidated financial position that would have been reported if the acquisition had occurred at September 30, 2004 nor does it purport to be indicative of the combined financial position which may be reported in the future.


                                                                                      As of September 30, 2004
                                                                                                (in millions)
                                                                       Scottish Re    Individual                        Pro-Forma
                                                                      Group Limited      Life        Adjustments        Combined
                                                                      ------------------------------------------------------------

ASSETS

Cash and investments                                                   $   3,129.9    $   1,741.5     $    59.5  (1)  $    4,930.9
Funds withheld at interest                                                 1,477.9              -             -            1,477.9
Risk balances and risk fees receivable                                       288.4          204.0             -              492.4
Deferred acquisition costs                                                   411.8          513.3        (513.3) (2)         411.8
Amount recoverable from reinsurers                                           703.3          203.9             -              907.2
Other assets                                                                 141.3          240.2        (240.2) (2)         141.3
Segregated assets                                                            740.2              -             -              740.2
                                                                      -------------  -------------   -----------      ------------
      Total Assets                                                     $   6,892.8    $   2,902.9     $  (694.0)       $   9,101.7
                                                                      =============  =============   ===========      ============

LIABILITIES

Reserves for future policy benefits                                    $   1,602.3    $   1,714.3     $    55.6  (3)   $   3,372.2
Interest sensitive contract liabilities                                    3,136.9    $         -     $       -            3,136.9
Other liabilities                                                            540.7    $     232.4          67.8  (4)         840.9
Segregated liabilities                                                       740.2              -             -              740.2
                                                                      -------------  -------------   -----------      ------------
          Total Liabilities                                                6,020.1        1,946.7         123.4            8,090.2

Minority interest                                                              9.5              -             -                9.5
Mezzanine equity                                                             142.3              -             -              142.3
Shareholders' equity                                                         720.9          956.2        (817.4) (5)         859.7
                                                                      -------------  -------------   -----------      ------------
       Total Liabilities and Shareholders' Equity                      $   6,892.8    $   2,902.9     $  (694.0)       $   9,101.7
                                                                      =============  =============   ===========      ============


(1). The adjustment to investments and cash and other assets includes $230 million of proceeds from additional capital raised to meet the capital requirements of the acquired business. The additional amounts are offset by an adjustment for cash and investments that will not be transferred from Individual Life as a result of this transaction.

(2). This represents a write-off of the historical deferred acquisition costs as of September 30, 2004 and certain assets that will not be transferred from Individual Life as a result of this transaction.

(3). Policy and claims reserves were adjusted to balances valued in accordance with purchase accounting requirements as of September 30, 2004.

(4). This represents the issuance of $50 million in trust preferred securities and $41.3 million of Notes to the Cypress Entities. These Notes will be converted into ordinary shares on shareholder approval.

(5). This represents the elimination of the historical shareholders' equity of Individual Life of $956.2 million offset by $138.8 million in equity raised from the Cypress Entities. It does not include $41.3 million of Notes issued to the Cypress Entities.